EXHIBIT 10.9
                                                                    ------------


                                FOURTH AMENDMENT
                          TO INVESTOR RIGHTS AGREEMENT


         THIS FOURTH AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this "Amendment") is made and entered into as of the 26th day of April, 2007 (the "Effective Date") by and among Harold's Stores, Inc., an Oklahoma corporation (the "Company"), Inter-Him, N.V. ("Inter-Him"), W. Howard Lester ("Lester") and RonHow, LLC, a Georgia limited liability company ("RonHow"), in order to amend the Investor Rights Agreement dated as of February 28, 2001 by and between the Company and Inter-Him, as amended by that certain First Amendment to Investor Rights Agreement dated as of August 2, 2002 by and among the Company, Inter-Him, Lester, William A. Haslam, Margaret A. Gilliam and Clark J. Hinkley, as amended by that certain Second Amendment to Investor Rights Agreement dated as of February 5, 2003 by and among the Company, Inter-Him and Lester, and as amended by that certain Third Amendment to Investor Rights Agreement dated as of June 1, 2006 by and among the Company, Inter-Him and Lester (as so amended, the "Investor Rights Agreement").

                                   WITNESSETH:

         WHEREAS, the Investor Rights Agreement provides for the attachment of certain registration rights in the shares of Common Stock of the Company issuable upon conversion of the Amended Series 2001-A Preferred Stock, the Series 2002-A Preferred Stock, the Series 2003-A Preferred Stock and the Series 2006-A Preferred Stock of the Company;

         WHEREAS, the Company has granted to RonHow (i) an option to acquire up to 3,000 shares of Series 2006-B Preferred Stock, $.01 par value per share, of the Company (the "Series 2006-B Preferred Stock") pursuant to that certain Option Agreement between RonHow and the Company dated August 31, 2006 and amended April 26, 2007; and (ii) an option to acquire up to 2,000 additional shares of Series 2006-B Preferred Stock pursuant to that certain Option Agreement between RonHow and the Company dated January 4, 2007 and amended April 26, 2007;

         WHEREAS, the Company now desires to (i) grant to RonHow an option to acquire up to 3,000 shares of Series 2007-B Senior Preferred Stock, $.01 par value per share, of the Company (the "Series 2007-B Preferred Stock") pursuant to that certain Option Agreement between RonHow and the Company dated April 26, 2007; (ii) issue to RonHow 2,000 shares of Series 2007-A Senior Preferred Stock, $.01 par value per share, of the Company (the "Series 2007-A Preferred Stock"), as contemplated in that certain Preferred Stock Purchase Agreement between RonHow and the Company dated April 26, 2007, and RonHow desires to purchase such shares as so contemplated;

         WHEREAS, the Company, Inter-Him and Lester desire to provide for the attachment of registration rights to the shares of Common Stock of the Company issuable upon conversion of the Series 2006-B Preferred Stock, the Series 2007-A Preferred Stock and the Series 2007-B Preferred Stock on identical terms to those attached to the shares of Common Stock of the

Company issuable upon conversion of the Amended Series 2001-A Preferred Stock, the Series 2002-A Preferred Stock, the Series 2003-A Preferred Stock and the series 2006-A Preferred Stock of the Company, by amending the Investor Rights Agreement to so provide and to include RonHow as a party to the Investor Rights Agreement from and after the Effective Date; and

         WHEREAS, Inter-Him and Lester hold more than the minimum number of shares of Amended Series 2001-A Preferred Stock, Series 2002-A Preferred Stock, the Series 2003-A Preferred Stock and Series 2006-A Preferred Stock of the Company required in order to amend the Investor Rights Agreement pursuant to
Section 2.8 thereof.

         NOW, THEREFORE, in consideration of the recitals and agreements contained herein and the benefits to be derived from the mutual observance of the provisions of this Fourth Amendment and the Investor Rights Agreement, the parties agree as follows:

         1. Certain Definitions in Investor Rights Agreement. From and after the Effective Date, the meaning of the following terms defined in the Recitals to the Investor Rights Agreement shall be deleted, with the definitions set forth below substituted therefor:

         (a) "Investors" shall mean Inter-Him, N.V., W. Howard Lester, William
A. Haslam, Margaret A. Gilliam, Clark J. Hinkley and RonHow, LLC ("RonHow").

         (b) "Preferred Purchase Agreement" shall mean each of:

                  (i) the 2001 Preferred Stock Purchase Agreement;

                  (ii) the 2002 Preferred Stock Purchase Agreement;

                  (iii) the 2003 Preferred Stock Purchase Agreement;

                  (iv) the 2006 Preferred Stock Purchase Agreement;

                  (v) the Preferred Stock Purchase Agreement dated April 26, 2007 by and between RonHow and the Company for the purchase by RonHow of 2,000 shares of the Series 2007-A Senior Preferred Stock, $.01 par value, of the Company (the "2007-A Preferred Stock Purchase Agreement"); and

                  (vi) each agreement that may be entered into between RonHow and the Company that governs the purchase by RonHow of Preferred Stock pursuant to RonHow's full or partial exercise of its option under any of (A) the Option Agreement between RonHow and the Company dated August 31, 2006 and amended as of April 26, 2007 for the purchase of Series 2006-B Preferred Stock, $.01 par value, of the Company ("Series 2006-B Preferred Stock"); (B) the Option Agreement between RonHow and the Company dated January 4, 2007 and amended as of April 26, 2007 for the purchase of Series 2006-B Preferred Stock; or (C) the Option Agreement between RonHow and the Company dated April 26, 2007 for the purchase of Series 2007-B Senior Preferred Stock, $.01 par value, of the Company; and

         (c) "Preferred Stock" shall mean the shares of Amended Series 2001-A Preferred Stock, $.01 par value, the shares of Series 2002-A Preferred Stock, $.01 par value, the shares of Series 2003-A Preferred Stock, $.01 par value, the shares of Series 2006-A Preferred Stock, $.01 par value, Series 2006-B Preferred Stock, $.01 par value, the Series 2007-A Senior Preferred Stock, $.01 par value, and the Series 2007-B Senior Preferred Stock, $.01 par value, of the Company.

         2. Substitution of Schedule of Investors. The Schedule of Investors attached to the Investor Rights Agreement shall be deleted and replaced with the Schedule of Investors attached to this Amendment as Exhibit A.

         3. Other Terms of Investor Rights Agreement. Except for the amendments set forth herein, all other provisions of the Investor Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

         4. Counterpart Execution. This Agreement may be executed in two or more counterparts and by facsimile, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

                      [Signatures appear on following page]

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date above set forth.


"COMPANY"                         HAROLD'S STORES, INC.


                                  By: /s/ Jodi L. Taylor
                                      ------------------------------
                                  Name: Jodi L. Taylor
                                        ----------------------------
                                  Title: Chief Financial Officer & Secretary
                                         ------------------------------------


"INTER-HIM"                       INTER-HIM, N.V.


                                  By: /s/ Victor Hoogstraal
                                      ------------------------------
                                  Name: Victor Hoogstraal
                                        ----------------------------
                                  Title: Managing Director
                                         ---------------------------



"RONHOW"                          RONHOW, LLC

                                  By: Ronus, Inc., a Georgia corporation,

                                      Managing Member


                                  By: /s/ Robert L. Anderson
                                      ------------------------------
                                      Robert L. Anderson
                                      President



"LESTER"
                                  /s/ W. Howard Lester
                                  -------------------------------
                                  W. HOWARD LESTER

                                    EXHIBIT A
                                    ---------
                              SCHEDULE OF INVESTORS

INVESTOR NAME AND ADDRESS
-------------------------

INTER-HIM, N.V.
Switzerland Representative Office
Im Langacker 16
Postfach
CH - 5401 Baden
Schweiz
Attn.: Mr. Victor Hoogstraal
Telecopy: +41 56 483 0389

W. Howard Lester
3250 Van Ness Avenue
San Francisco, California 94109
Telecopy: (415) 616-8359

William E. Haslam
5508 Lonas Road
Knoxville, Tennessee 37909
Telecopy: (865) 450-2801

Clark J. Hinkley
5919 Maple Avenue
Dallas, Texas 75235
Telecopy: (214) 902-4100

Margaret A. Gilliam
15 West 53rd Street
Suite 34A
New York, New York 10019-0001
Telecopy: (212) 765-7882

RonHow, LLC
3290 Northside Parkway, Suite 250
Atlanta, Georgia  30302
Attn:  Robert Anderson
Telecopy: (678) 553-3911